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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


       000-10535                                        38-2378932

(Commission File Number)                     (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


         Exhibit 99.1:     Transcript, dated October 17, 2003.




Item 12. Results of Operations and Financial Condition.

         On October 17, 2003, Citizens Banking Corporation (the "Corporation") conducted a conference call during which officers of the Corporation reviewed with call participants the corporation's financial results for the third quarter of 2003 and certain other information. A complete transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 26, 2003                         CITIZENS BANKING CORPORATION


                                          /s/ Thomas W. Gallagher
                                          --------------------------------------
                                          By: Thomas W. Gallagher
                                          Its: General Counsel and Secretary




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                                  EXHIBIT INDEX


Number                     Description

99.1              Transcript, dated October 17, 2003







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